UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2021

Heron Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33221	94-2875566
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4242 Campus Point Court, Suite 200, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 251-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HRTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 17, 2021, Heron Therapeutics, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”).

Five proposals were voted on at the Annual Meeting: (1) the election of five director nominees: Barry Quart, Pharm.D., Stephen Davis, Craig Johnson, Kimberly Manhard and Christian Waage, to serve until the 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualified; (2) the ratification of the appointment of OUM & Co. LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021; (3) an advisory vote to approve compensation paid to the Company’s Named Executive Officers during the year ended December 31, 2020; (4) an amendment to the Company’s 2007 Amended and Restated Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 25,800,000 to 27,800,000; and (5) an amendment to the Company’s 1997 Employee Stock Purchase Plan, as amended to increase the number of shares of common stock authorized for issuance thereunder from 775,000 to 975,000.

Only stockholders of record as of the close of business on April 20, 2021 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, 91,674,565 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 78,349,126 shares of common stock of the Company were represented in person and by proxy constituting a quorum for the Annual Meeting. As set forth below, all five proposals voted on at the Annual Meeting were approved by the stockholders entitled to vote thereon.

The votes with respect to each of the proposals are set forth below.

Election of five director nominees to serve until the 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

Name of Director Nominee	For	Against	Abstain	Broker Non-Votes
Barry Quart, Pharm.D.	64,152,228	2,445,302	62,679	11,688,917
Stephen Davis	39,382,093	27,194,553	83,563	11,688,917
Craig Johnson	58,745,099	7,831,118	83,992	11,688,917
Kimberly Manhard	56,205,355	10,399,437	55,417	11,688,917
Christian Waage	59,436,509	7,143,644	80,056	11,688,917

Ratification of the appointment of OUM & Co. LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021:

For	Against	Abstain	Broker Non-Votes
77,822,066	458,510	68,550	0

Advisory vote to approve compensation paid to the Company’s Named Executive Officers during the year ended December 31, 2020:

For	Against	Abstain	Broker Non-Votes
62,482,925	4,003,746	173,538	11,688,917

Amendment to the Company’s 2007 Amended and Restated Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 25,800,000 to 27,800,000:

For	Against	Abstain	Broker Non-Votes
61,537,874	5,041,847	80,488	11,688,917

Amendment to the Company’s 1997 Employee Stock Purchase Plan, as amended to increase the number of shares of common stock authorized for issuance thereunder from 775,000 to 975,000:

For	Against	Abstain	Broker Non-Votes
65,701,782	902,490	55,937	11,688,917

*            *            *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heron Therapeutics, Inc.

Date: June 17, 2021	/s/ David Szekeres
David Szekeres Executive Vice President, Chief Operating Officer